SunCoke Energy Partners, L.P. Q1 2016 Earnings Conference Call April 27, 2016 Exhibit 99.2

Forward-Looking Statements This slide presentation should be reviewed in conjunction with the First Quarter 2016 earnings release of SunCoke Energy Partners, L.P. (SXCP) and conference call held on April 27, 2016 at 10:00 a.m. ET. Some of the information included in this presentation constitutes “forward-looking statements.” All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (SXC) or SXCP, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.   SXCP Q1 2016 Earnings Call

Q1 Accomplishments







- ✓ **Achieved strong safety, environmental and operating performance across coke and coal logistics fleet**
- ✓ **Reduced leverage by repurchasing ~$53M of face value bonds during Q1; repurchased ~$100M total in last six months**
- ✓ **Declared Q1 '16 quarterly distribution of $0.5940/unit**
- ✓ **Remained flexible and responsive to evolving industry backdrop**
- ✓ **Reaffirmed FY 2016 Adjusted EBITDA attributable to SXCP[1] guidance of $207M – $217M and Distributable Cash Flow[1] guidance of $158M – $172M**

(1) For a definition and reconciliation of Adjusted EBITDA attributable to SXCP and Distributable Cash Flow, please see appendix.

SXCP Q1 2016 Earnings Call
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Navigating Current Market Conditions

SXCP™

Remaining flexible and responsive to challenging industry landscape

Adjusting 2016 production to accommodate customer requirements

- Highlights operational agility and strength of customer relationships and contracts
- Haverhill 2: reducing full-year production by ~75k tons, resulting in higher fixed fee per ton ***(no change in contract economics)***
- Granite City: back-loading production to help customer manage inventory, but expect to produce at contract maximum level for FY 2016

Opportunistically executing debt repurchases at accelerated pace

- Front-loaded repurchases in Q1; ~$100M notes retired in last 6 months
- Q1 2016 leverage reduced to 3.99x[1]

(1) Total debt outstanding as of March 31, 2016 of $846 million divided by mid-point of 2016 Adj. EBITDA attributable to SXCP guidance of $212 million.

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Q1 2016 Overview ($ in millions, except coverage ratio) x x Distributable Cash Flow Distribution Cash Coverage Ratio Total Adj. EBITDA up $9.1M due to benefit of Convent acquisition Adjusted EBITDA attributable to SXCP up $12.7M to $56.5M Total net income of $40.5M up $24.1M vs. Q1 ‘15 due largely to gain from debt repurchases Q1 ‘16 distributable cash flow up $16.6M to $45.9M Includes $7M corporate cost holiday Strong 1.64x distribution cash coverage ratio ($ in millions) Adj. EBITDA Net Income For a definition and reconciliation of Adjusted EBITDA, Distributable Cash Flow and Distribution Cash Coverage Ratio, please see appendix. Attrib. to NCI Attrib. to SXCP Attrib. to Previous Owner SXCP Q1 2016 Earnings Call

Coke Business Summary

SXCP™

Solid Q1 performance across cokemaking fleet

Cokemaking Performance



(Production, Kt on 100% basis)
$84/ton
$67/ton
$76/ton
$65/ton
$80/ton
604
605
620
595
576
149
151
158
157
155
171
166
172
155
154
284
288
290
284
267
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Sales Tons
577K
633K
615K
613K
581K
Adjusted EBITDA/ton(1)
Middletown
Granite City
Haverhill

Q1 '16 volume and Adjusted EBITDA/ton impacted by

- Adjusted production at HH2 and GCO to accommodate customer requirements
- ~$2M lost steam revenue related to Haverhill Chemicals

FY 2016 Coke Adjusted EBITDA[(1,2)] outlook of $160M – $170M unchanged

(1) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.
(2) Represents Adjusted EBITDA from Middletown, Granite City and Haverhill on a 100% basis.

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Coal Logistics Business Summary

Despite lower volumes, Coal Logistics segment delivered solid Q1 performance

Coal Logistics Performance



(Tons Handled, Kt)
$2.6
$5.0
$10.4
$20.4
$15.1
5,149
5,555
4,035
3,794
4,366
4,332
817
4,160
1,395
3,090
945
Q1 '15
Q2 '15
Q3 '15 (1)
Q4 '15
Q1 '16
CMT Adj. EBITDA ($M)
-
-
$5.4M
$15.6M
$13.0M
Total Coal Logistics Adj. EBITDA ($M) (2)
CMT (coal & liquids)
Coal Logistics (ex. CMT)

Domestic Coal Logistics assets slightly below Q1 2015

- Lower throughput
- Reduced workforce in response to volumes
- Strong cost management

Convent contributed $13.0M to Adj. EBITDA in Q1 '16

- Managed O&M spend

Maintain 2016 Coal Logistics Adj. EBITDA[2] guidance of ~$70M

(1) The Convent Marine Terminal acquisition closed August 12, 2015.
(2) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

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Liquidity Position SXCP Q1 2016 Earnings Call ($17.2M) – SXC(2) ($12.3M) – Public unitholders ($1.3M) – Non-controlling interests Q1 Revolver availability: $67M Average bond repurchase price of $0.6172 per $1.00 face value, resulting in ~$53M of face value debt repurchased during Q1 2016. Includes $15.2M for LP distributions, $1.4M for IDR payment (which was subsequently returned to SXCP via sponsor support arrangement) and $0.6M for distributions to SXC for its 2% General Partner interest. Capex excludes ~$1.4M spent during Q1 for pre-funded shiploader project. ($5.2M) – Ongoing ($1.4M) – Environmental & expansion ($32.6M) – SXCP Sr. Note repurchase(1) $40.5M – Net income ($20.4M) – Gain on debt extinguishment ($ in millions) $7.0M – Corporate Cost reimbursement holiday $1.4M – IDR giveback (3) Maintain solid liquidity of >$100M at SXCP

Capital Priorities SXCP Q1 2016 Earnings Call +44% MQD – Minimum quarterly distribution. Actual distribution pro-rated to reflect timing of SXCP IPO. (2) Declared quarterly cash distribution of $0.5940 per unit Expect to continue meaningfully de-levering for balance of 2016 SXC will provide modified sponsor support in Q2 ‘16 SXC providing 1-year payment deferral on corporate cost allocation reimbursement and IDR payments Expect to maintain healthy coverage throughout repayment period Plan to evaluate capital allocation & distribution priorities quarterly $0.4125 MQD(1) SXCP Distribution Growth SXCP capital allocation outlook prioritizes de-levering while maintaining distributions to unitholders

2016 Outlook

SXCP™

Reaffirm FY 2016 guidance for Adj. EBITDA attributable to SXCP of $207M – $217M and distributable cash flow of $158M – $172M

	2015 Results		2016 Outlook	
			As Reported	
($ in millions, except per unit data)	As Reported	Proforma[1]	Low	High[2]
Adjusted EBITDA attributable to SXCP	**$192**	**$204**	**$207**	**$217**
Plus:				
Corporate cost holiday/deferral[3]	$0	$0	$28	$28
Less:				
Ongoing capex *(SXCP share)*	$20	$21	$15	$15
Replacement capex accrual	7	7	8	8
Cash tax accrual[4]	0	0	1	1
Cash interest accrual	47	49	53	49
Estimated distributable cash flow	**$117**	**$126**	**$158**	**$172**
Estimated distributions[5]	**$110**	**$106**	**$112**	**$112**
Total distribution cash coverage ratio[6]	**1.06x**	**1.19x**	**1.41x**	**1.54x**

2016 objective to de-lever with ≥$60M excess cash

Will continue to evaluate corporate cost / IDR payment structure and distributions each quarter based on

- Current market & customer conditions
- Underlying business performance
- De-levering opportunities

(1) Proforma assumes dropdown of 75% in Granite City occurred January 1, 2015. For Q2, assumes distributions were not paid to units issued in conjunction with the Convent Marine Terminal acquisition and dropdown of 23% in Granite City closed August 12, 2015. For Q3, assumes the Convent Marine Terminal transaction and dropdown of 23% in Granite City were completed on July 1, 2015 and Convent contributes pro-rata, annualized EBITDA.
(2) Cash interest accrual assumes excess cash used to repurchase SXCP Sr. Notes periodically throughout 2016 at ~$0.70 per $1.00 face value.
(3) Represents SXC corporate cost reimbursement holiday/deferral for FY 2016. Actual capital allocation and distribution decisions to be made quarterly.
(4) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
(5) Assumes full year benefit of SXC IDR giveback and distributions held constant at $0.5940 per quarter. Actual capital allocation and distributions decisions to be made quarterly.
(6) Total distribution cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.

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2016 Priorities SXCP Q1 2016 Earnings Call Remain flexible & responsive to industry backdrop while leveraging unique value proposition Manage Through Challenging Market Conditions Continue to seek opportunities to drive incremental coke & coal logistics volumes Optimize Cokemaking and Coal Logistics Asset Base Drive strong operational & safety performance across our fleet Deliver Operations Excellence Deliver $207M – $217M Adj. EBITDA guidance & execute de-levering strategy Achieve Financial Objectives & Strengthen Balance Sheet

questions SXCP Q1 2016 Earnings Call

Investor Relations 630-824-1987 www.suncoke.com

appendix SXCP Q1 2016 Earnings Call

Definitions SXCP Q1 2016 Earnings Call Adjusted EBITDA represents earnings before interest, (gain) loss on extinguishment of debt, taxes, depreciation and amortization, adjusted for Coal Logistics deferred revenue and changes to our contingent consideration liability related to our acquisition of the CMT. Coal Logistics deferred revenue adjusts for coal and liquid tons the Partnership did not handle, but are included in Adjusted EBITDA as the associated take-or-pay fees are billed to the customer. Deferred revenue on take-or-pay contracts is recognized into GAAP income annually based on the terms of the contract. Adjusted EBITDA does not represent and should not be considered an alternative to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Partnership's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. •Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.

Definitions SXCP Q1 2016 Earnings Call Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP's financial statements, such as industry analysts, investors, lenders and rating agencies use to assess: SXCP's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of SXCP's assets to generate sufficient cash flow to make distributions to SXCP's unitholders; SXCP's ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP's financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used. Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

Adjusted EBITDA and Distributable Cash Flow Reconciliations SXCP Q1 2016 Earnings Call Note: Historical periods have been recast to include Granite City operations (previous owner), which are subsequently adjusted out when calculating distributable cash flow. Proforma adjustments made for changes in EBITDA and ongoing capex attributable to the partnership, cash interest costs, replacement capital accruals, Corporate cost allocations, distribution levels and units outstanding. Proforma assumes dropdown of 75% in Granite City occurred January 1, 2015. Proforma assumes distributions were not paid to units issued in conjunction with the Convent Marine Terminal acquisition and dropdown of 23% in Granite City closed August 12, 2015. Proforma assumes the Convent Marine Terminal transaction and dropdown of 23% in Granite City were completed on July 1, 2015. Assumes pro-rata, annualized EBITDA contribution from Convent Marine Terminal. Coal Logistics deferred revenue adjusts for coal and liquid tons the Partnership did not handle, but are included in Adjusted EBITDA as the associated take-or-pay fees are billed to the customer. Deferred revenue on take-or-pay contracts is recognized into GAAP income annually based on the terms of the contract. During the first quarter of 2016, the Partnership amended the threshold to the contingent consideration arrangement with the Cline Group, which reduced the fair value of the contingent consideration from $7.9 million at December 31, 2015 to $4.2 million at March 31, 2016. Consequently, a $3.7 million gain was recognized as a reduction to costs of products sold and operating expenses on the Consolidated Statements of Operations during the three months ended March 31, 2016. Represents SXC corporate cost reimbursement holiday/deferral. Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.

Expected 2016E EBITDA Reconciliation SXCP Q1 2016 Earnings Call Coal Logistics deferred revenue adjusts for coal and liquid tons the Partnership did not handle, but are included in Adjusted EBITDA as the associated take-or-pay fees are billed to the customer. Deferred revenue on take-or-pay contracts is recognized into GAAP income annually based on the terms of the contract. Adjusted EBITDA attributable to noncontrolling interest represents SXC’s 2% interest in Haverhill, Middletown and Granite City cokemaking facilities. Represents SXC corporate cost reimbursement holiday/deferral for FY 2016. Actual capital allocation and distribution decisions to be made quarterly. Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

2015 and 2016E CapEx SXCP Q1 2016 Earnings Call 2015 Environmental Remediation cost at Haverhill (~$18 million) and Granite City (~$3 million). These amounts have been pre-funded from dropdown proceeds.